UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2004

CINEMARK, INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-116292 (Commission File Number)	01-0687923 (IRS Employer Identification No.)

3900 DALLAS PARKWAY, SUITE 500
PLANO, TEXAS 75093
(Address and Zip Code of Principal Executive Offices)

972-665-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03Material Modifications to Rights of Security Holders
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE
EXHIBIT INDEX
Amended/Restated Stockholders Agreement
Amendment to Registration Agreement

Item 1.01 Entry into a Material Definitive Agreement

     Amended and Restated Stockholders Agreement

     On December 30, 2004, Cinemark, Inc. (the “Company”), Madison Dearborn Capital Partners IV, LP (“MDCP”), Lee Roy Mitchell (“Mitchell”), The Mitchell Special Trust (the “Mitchell Trust” and together with Mitchell, the “Mitchell Investors”), Quadrangle Capital Partners LP, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP, the management investors and other stockholders of the Company entered into an Amended and Restated Stockholders Agreement. On December 30, 2004, the Company, MDCP, the Mitchell Investors, Quadrangle Capital Partners LP, Quadrangle Select Partners LP, and Quadrangle Capital Partners A LP entered into the First Amendment to Registration Rights Agreement and Joinder. The “Quadrangle Investors” shall refer collectively to Quadrangle Capital Partners LP, Quadrangle Select Partners LP and Quadrangle Capital Partners A LP. A more detailed description of these agreements is contained in Item 3.03 below.

Item 3.03 Material Modifications to Rights of Security Holders

     Amended and Restated Stockholders Agreement

     On December 30, 2004, the Company, MDCP, the Mitchell Investors, the Quadrangle Investors, the management investors and other stockholders of the Company entered into an Amended and Restated Stockholders Agreement. Future holders of our common stock may also be required to become parties to the Amended and Restated Stockholders Agreement. We refer to the stockholders which are party to the Amended and Restated Stockholders Agreement collectively as the “Stockholders”.

     Voting. The Stockholders will vote any voting securities over which they have control and will take all other reasonably necessary or desirable actions to elect and continue in office, members of the Company’s Board of Directors consisting of twelve members, initially composed of two persons designated by the Mitchell Investors, nine persons designated by MDCP and one person designated by the Quadrangle Investors.

     Transfer restrictions. Stockholders may not transfer shares, other than in an exempt transfer, which includes transfers to affiliates, transfer to family members in the case of a natural person, transfers in connection with certain sales of the Company approved by the Company’s Board of Directors or by MDCP, and transfers by the management investors to the Company. Any such affiliates, family members or other investors to which the Stockholders transfer shares of the Company’s common stock will agree in writing to be bound by the provisions of the Amended and Restated Stockholders Agreement.

     Rights of first refusal. The Company, MDCP, the Mitchell Investors and the Quadrangle Investors are granted certain rights of first refusal in connection with certain sales of shares of the Company’s common stock by any of the Mitchell Investors, the management investors, the Quadrangle Investors, if any, or their permitted assigns. The Company, the Mitchell Investors and the Quadrangle Investors are granted certain rights of refusal in connection with certain transfers of shares of the Company’s common stock by MDCP to any of the Company’s competitors.

     Participation rights. Pursuant to the Amended and Restated Stockholders Agreement, the Mitchell Investors, the management investors, the Quadrangle Investors and certain other stockholders are granted certain “tag-along” rights, which entitle them to participate in certain sales by MDCP of shares of the Company’s common stock held by MDCP.

     Sale of Cinemark, Inc. Subject to certain exceptions, if the Company’s Board of Directors or MDCP approves a sale of the Company, each of the Stockholders will vote for and consent to the approved sale and will take all necessary and desirable actions in connection with the consummation of the approved sale as reasonably requested by the Company’s Board of Directors or by MDCP.

     Holdback agreement. No management investor or his permitted transferee shall sell any of the Company’s common stock or any securities convertible into or exchangeable or exercisable for such common stock, during the period beginning on the effective date of any underwritten demand registration or any underwritten piggyback registration pursuant to the equity registration agreement as the Company and the underwriters managing the registration request.

     Preemptive rights. If the Company proposes to issue any additional shares of common stock or of any other capital stock or equity securities, or any securities convertible into or exchangeable or exercisable for shares of stock, subject to certain exceptions, the Company will offer to each Stockholder a portion of the number or amount of such securities proposed to be sold in any such transaction.

     Anti-takeover measures. Prior to the commencement of an initial public offering of shares of the Company’s common stock, MDCP will request that the Company’s Board of Directors adopt reasonable and customary anti-takeover measures, except to the extent that the Company’s Board of Directors determines in the observance of its fiduciary duties that any such measures are not in the best interests of the Company’s stockholders, or the underwriters managing the initial public offering advise the Company that any such measures will adversely affect such offering or offering price.

     Approval of certain transactions. So long as the Mitchell Investors or the Quadrangle Investors and their permitted transferees own at least 5% of the Company’s outstanding common stock, they will possess approval rights over certain significant transactions that may be pursued by the Company.

     Equity Registration Agreement

     On December 30, 2004, the Company entered into a first amendment to registration agreement with MDCP, the Mitchell Investors and the Quadrangle Investors. Under the amendment, the holders of at least a majority of the registrable securities held by the Quadrangle Investors have the right at any time after 180 days after the completion of an initial public offering of the Company’s common stock, subject to certain conditions, to require the Company to register their common stock on a registration statement on Form S-1 or any similar long-form registration at our expense.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(1)	the majority of the Company’s stockholders elected Peter Ezersky to serve as a director on the Company’s Board of Directors.

(2)	Peter Ezersky was nominated by the Quadrangle Investors, and elected by a majority of the Company’s stockholders, as a director of the Company pursuant to the terms of the Amended and Restated Stockholders Agreement referred to in Items1.01 and 3.03 above.

(3)	It has not yet been determined to which, if any, committees Peter Ezersky will be appointed.

(4)	Not applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK, INC.
Date: January 4, 2005	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Vice President - General Counsel

EXHIBIT INDEX

     The exhibits below are numbered in accordance with the Exhibit Table of Item 601 Regulation 8-K.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Stockholders Agreement dated as of December 30, 2004 among Cinemark, Inc., Madison Dearborn Capital Partners IV, LP, Lee Roy Mitchell, The Mitchell Special Trust, Quadrangle Capital Partners LP, Quadrangle Select Partners LP, Quadrangle Capital Partners, A LP and the other stockholders party thereto.

10.1	First Amendment to Registration Agreement dated as of December 30, 2004 among Cinemark, Inc., Madison Dearborn Capital Partners IV, LP, Lee Roy Mitchell, The Mitchell Special Trust, Quadrangle Capital Partners LP, Quadrangle Select Partners LP, Quadrangle Capital Partners, A LP and the other stockholders party thereto.